Exhibit 99.1

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statement of Ratios

(Unaudited, in thousands except ratios)

	2014					2013
	First	Second	Third	Fourth		First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Full Year	Quarter	Quarter	Quarter	Quarter	Full Year
Loss and loss adjustment expense, net (1)	$330,746	$335,897	$320,758	$339,434	$1,326,835	$341,094	$347,353	$328,530	$305,477	$1,322,454
Net earned premium	562,612	572,248	586,935	601,832	2,323,627	561,186	561,356	556,668	560,030	2,239,240
Net loss ratio (2)	58.8%	58.7%	54.6%	56.4%	57.1%	60.8%	61.9%	59.0%	54.5%	59.1%

Segment underwriting expense	$138,586	$143,527	$152,350	$156,057	$590,520	$130,026	$134,586	$137,287	$149,956	$551,855
Segment net earned premium	562,321	571,919	587,073	601,838	2,323,151	555,754	557,022	555,462	558,071	2,226,309
Expense ratio (3)	24.6%	25.1%	26.0%	25.9%	25.4%	23.4%	24.2%	24.7%	26.9%	24.8%

Combined ratio (4)	83.4%	83.8%	80.6%	82.3%	82.5%	84.2%	86.1%	83.7%	81.4%	83.9%

(1)             Includes internal claims department costs.

(2)             Net loss ratio = net loss and loss adjustment expense divided by net earned premium.

(3)             Expense ratio = segment underwriting expense divided by segment net earned premium.

(4)             Combined ratio = net loss ratio plus expense ratio.

HCC Insurance Holdings, Inc. and Subsidiaries

Segment Operations - North America Property & Casualty Segment

(Unaudited, in thousands except ratios)

	2014					2013
	First	Second	Third	Fourth		First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Full Year	Quarter	Quarter	Quarter	Quarter	Full Year
Net earned premium	$201,334	$196,521	$195,115	$203,072	$796,042	$205,843	$205,566	$204,109	$201,936	$817,454
Other revenue	5,431	4,921	6,016	5,504	21,872	4,859	5,376	5,465	6,694	22,394
Segment revenue	206,765	201,442	201,131	208,576	817,914	210,702	210,942	209,574	208,630	839,848
Loss and loss adjustment expense, net (1)	103,553	104,737	69,969	90,370	368,629	113,958	113,593	58,530	98,365	384,446
Other expense	57,538	58,150	56,282	61,605	233,575	57,083	58,149	60,887	64,734	240,853
Segment expense	161,091	162,887	126,251	151,975	602,204	171,041	171,742	119,417	163,099	625,299
Segment pretax earnings	$45,674	$38,555	$74,880	$56,601	$215,710	$39,661	$39,200	$90,157	$45,531	$214,549

Net loss ratio (2)	51.4%	53.3%	35.9%	44.5%	46.3%	55.4%	55.3%	28.7%	48.7%	47.0%
Expense ratio (3)	28.6	29.6	28.8	30.3	29.3	27.7	28.3	29.8	32.1	29.5
Combined ratio (4)	80.0%	82.9%	64.7%	74.8%	75.6%	83.1%	83.6%	58.5%	80.8%	76.5%

Liability	$96,075	$98,136	$100,817	$103,921	$398,949	$100,655	$101,993	$101,413	$100,173	$404,234
Other Specialty	105,259	98,385	94,298	99,151	397,093	105,188	103,573	102,696	101,763	413,220
Total net earned premium	$201,334	$196,521	$195,115	$203,072	$796,042	$205,843	$205,566	$204,109	$201,936	$817,454

Liability	63.7%	63.4%	43.8%	62.0%	58.1%	64.8%	64.9%	39.9%	64.5%	58.5%
Other Specialty	40.2	43.3	27.4	26.2	34.4	46.4	45.8	17.6	33.2	35.8
Total net loss ratio	51.4%	53.3%	35.9%	44.5%	46.3%	55.4%	55.3%	28.7%	48.7%	47.0%

Liability	$121,537	$157,787	$144,115	$161,960	$585,399	$112,332	$150,945	$133,447	$167,715	$564,439
Other Specialty	166,737	178,738	162,608	140,802	648,885	175,740	186,543	185,506	134,710	682,499
Total gross written premium	$288,274	$336,525	$306,723	$302,762	$1,234,284	$288,072	$337,488	$318,953	$302,425	$1,246,938

Liability	$85,403	$108,283	$106,575	$120,973	$421,234	$78,943	$105,890	$95,296	$118,660	$398,789
Other Specialty	91,729	101,258	103,056	86,069	382,112	110,328	115,432	112,202	83,512	421,474
Total net written premium	$177,132	$209,541	$209,631	$207,042	$803,346	$189,271	$221,322	$207,498	$202,172	$820,263

(1)             Includes internal claims department costs.

(2)             Net loss ratio = net loss and loss adjustment expense divided by net earned premium.

(3)             Expense ratio = other expense divided by net earned premium.

(4)             Combined ratio = net loss ratio plus expense ratio.

HCC Insurance Holdings, Inc. and Subsidiaries

Segment Operations - Accident & Health Segment

(Unaudited, in thousands except ratios)

	2014					2013
	First	Second	Third	Fourth		First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Full Year	Quarter	Quarter	Quarter	Quarter	Full Year

Net earned premium	$232,143	$240,338	$250,570	$258,168	$981,219	$217,125	$217,822	$223,048	$225,520	$883,515
Other revenue	1,640	3,862	2,363	1,798	9,663	1,190	1,140	1,406	1,196	4,932
Segment revenue	233,783	244,200	252,933	259,966	990,882	218,315	218,962	224,454	226,716	888,447
Loss and loss adjustment expense, net (1)	170,805	174,139	180,620	179,983	705,547	161,897	161,673	164,636	148,069	636,275
Other expense	34,573	36,032	38,183	37,422	146,210	29,656	31,049	32,212	31,832	124,749
Segment expense	205,378	210,171	218,803	217,405	851,757	191,553	192,722	196,848	179,901	761,024
Segment pretax earnings	$28,405	$34,029	$34,130	$42,561	$139,125	$26,762	$26,240	$27,606	$46,815	$127,423

Net loss ratio (2)	73.6%	72.5%	72.1%	69.7%	71.9%	74.6%	74.2%	73.8%	65.7%	72.0%
Expense ratio (3)	14.9	15.0	15.2	14.5	14.9	13.7	14.3	14.4	14.1	14.1
Combined ratio (4)	88.5%	87.5%	87.3%	84.2%	86.8%	88.3%	88.5%	88.2%	79.8%	86.1%

Total gross written premium	$235,917	$250,559	$259,870	$252,041	$998,387	$215,561	$214,909	$222,312	$230,273	$883,055

Total net written premium	$234,751	$249,010	$257,991	$250,282	$992,034	$215,268	$214,600	$221,992	$229,508	$881,368

(1)             Includes internal claims department costs.

(2)             Net loss ratio = net loss and loss adjustment expense divided by net earned premium.

(3)             Expense ratio = other expense divided by net earned premium.

(4)             Combined ratio = net loss ratio plus expense ratio.

HCC Insurance Holdings, Inc. and Subsidiaries

Segment Operations - International Segment

(Unaudited, in thousands except ratios)

	2014					2013
	First	Second	Third	Fourth		First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Full Year	Quarter	Quarter	Quarter	Quarter	Full Year
Net earned premium	$128,844	$135,060	$141,388	$140,598	$545,890	$132,786	$133,634	$128,305	$130,615	$525,340
Other revenue	976	855	855	976	3,662	600	1,117	577	985	3,279
Segment revenue	129,820	135,915	142,243	141,574	549,552	133,386	134,751	128,882	131,600	528,619
Loss and loss adjustment expense, net (1)	56,314	56,518	72,369	68,926	254,127	60,269	68,151	103,849	52,110	284,379
Other expense	46,475	49,345	57,885	57,030	210,735	43,287	45,388	44,188	53,390	186,253
Segment expense	102,789	105,863	130,254	125,956	464,862	103,556	113,539	148,037	105,500	470,632
Segment pretax earnings (loss)	$27,031	$30,052	$11,989	$15,618	$84,690	$29,830	$21,212	$(19,155)	$26,100	$57,987

Net loss ratio (2)	43.7%	41.8%	51.2%	49.0%	46.6%	45.4%	51.0%	80.9%	39.9%	54.1%
Expense ratio (3)	36.1	36.5	40.9	40.6	38.6	32.6	34.0	34.4	40.9	35.5
Combined ratio (4)	79.8%	78.3%	92.1%	89.6%	85.2%	78.0%	85.0%	115.3%	80.8%	89.6%

London Market	$61,661	$63,295	$70,760	$61,967	$257,683	$69,754	$69,009	$63,641	$63,178	$265,582
Specialty	67,183	71,765	70,628	78,631	288,207	63,032	64,625	64,664	67,437	259,758
Total net earned premium	$128,844	$135,060	$141,388	$140,598	$545,890	$132,786	$133,634	$128,305	$130,615	$525,340

London Market	36.5%	35.5%	14.4%	53.7%	34.3%	37.3%	56.0%	32.8%	36.4%	40.9%
Specialty	50.3	47.4	88.0	45.4	57.5	54.3	45.6	128.3	43.2	67.7
Total net loss ratio	43.7%	41.8%	51.2%	49.0%	46.6%	45.4%	51.0%	80.9%	39.9%	54.1%

London Market	$131,979	$139,133	$69,058	$33,466	$373,636	$128,508	$158,279	$54,359	$34,388	$375,534
Specialty	90,261	106,183	95,403	103,090	394,937	82,632	94,433	82,098	102,643	361,806
Total gross written premium	$222,240	$245,316	$164,461	$136,556	$768,573	$211,140	$252,712	$136,457	$137,031	$737,340

London Market	$107,259	$102,897	$46,985	$11,057	$268,198	$106,253	$113,706	$28,524	$13,601	$262,084
Specialty	70,749	85,237	70,725	82,480	309,191	62,960	75,072	62,514	78,131	278,677
Total net written premium	$178,008	$188,134	$117,710	$93,537	$577,389	$169,213	$188,778	$91,038	$91,732	$540,761

(1)             Includes internal claims department costs.

(2)             Net loss ratio = net loss and loss adjustment expense divided by net earned premium.

(3)             Expense ratio = other expense divided by net earned premium.

(4)             Combined ratio = net loss ratio plus expense ratio.